Exhibit 99.1

CST Brands, Inc Company Update March 2015 CST CAP CROSSAMERICA PARTNERS L. P.

CST CAP CROSSAMERICA PARTNERS L. P. 1 Safe Harbor Statements Forward-Looking Statements Statements contained in this presentation that state the Company’s or management’s expectations or predictions of the future are forward-looking statements are intended to be covered by the safe harbor provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. The words “believe,” “expect,” “should,” “intends,” “estimates,” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see CST filings with the Securities and Exchange Commission (“SEC”), including the Risk Factors in our most recently filed Annual Reports on Form 10-K as filed with the SEC and available on CST Brand’s website at www.cstbrands.com and CrossAmerica’s website at www.crossamericapartners.com. If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you see or hear during this presentation reflects our current views as of the date of this presentation with respect to future events. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures To supplement our consolidated and combined financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and to better reflect period-over-period comparisons, we use non-GAAP financial measures that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure, calculated and presented in accordance with GAAP. Non-GAAP financial measures do not replace and are not superior to the presentation of GAAP financial results, but are provided to improve overall understanding of our current financial performance and our prospects for the future. We believe the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to financial condition and operating results. In addition, management uses these measures, along with GAAP information, for reviewing financial results and evaluating our historical operating performance. The non-GAAP adjustments for all periods presented are based upon information and assumptions available as of the date of this presentation. The non-GAAP information is not prepared in accordance with GAAP and may not be comparable to non-GAAP information used by other companies. Information regarding the non-GAAP financial measure referenced in this presentation, including the reconciliation to the nearest GAAP measure can be found in our financial results press releases, available on our web sites: www.cstbrands.com and www.crossamericapartners.com.

CST CAP CROSSAMERICA PARTNERS L. P. 2 CST Consolidated Overview • Spun from Valero Energy Corporation on May 1, 2013 • Ranks 266 in Fortune 500 for 2013 • One of the largest independent wholesaler and retailer of motor fuels and convenience merchandise in North America • Strong urban footprint, supplying and retailing motor fuel in nearly 3,000 locations in the U.S. and eastern Canada – 2014 consolidated revenue of $12.7 billion – Over 10.6 million gallons of fuel supplied/sold per day – Serve approximately 10 million retail customers per week • Acquired 100% membership interests in GP of CrossAmerica and all the incentive distribution rights on October 1, 2014

3 CST CAP CROSSAMERICA PARTNERS L. P. Our Footprint Ontario Quebec Atlantic 140 537 185 ME 8 MN NH 41 NY 21 WI 32 SD MA WY 8 12 MI 32 70 3 3 PA NJ CA OH 131 107 IN IL 76 DE 1 CO 3 8 WV 79 14 VA MD 1 138 83 KY 7 AZ OK TN 62 NM AR 50 2 38 27 Site Locations CST Service Centers TX 634 • US Retail – 1,043 • San Antonio 22 LA • Canadian Retail – 862 (1) • Montreal FL CrossAmerica Service Center 28 • CrossAmerica – 744 (2) • Allentown 46 Site count as of March 1, 2015 (1) Canada Retail includes Convenience Stores, Commission Agents, and Cardlock (2) 23 NY locations and 22 TX locations are controlled by CrossAmerica and operated by US Retail (i.e., the count “overlaps”)

4

CST

CAP
CROSSAMERICA PARTNERS L.P.

# Our Family of Brands

## Proprietary Brands

Corner Store
nice n easy GROCERY SHOPPES
Corner Store
fresh choices
Dépanneur du Coin
Cibolo Mountain Coffee
express Mart
STOP IN FOOD STORES
Easy Street Eatery
Pipeline Commercial
Transit Café
Freedom Valu Centers
U Force
UltraWASH
Mama Mia's Classic Pizza & Subs
Dépan express

## Licensed Brands

Valero
bp
Exxon
Citgo
Gulf
Sunoco
Chevron
SuperAmerica
Ultramar
Mobil
Esso
Arby's
Burger King
Subway
country style
pizza pizza

5

# Our Business Strategy

## Organic Growth
- Grow organically through the construction of New-To-Industry Stores (NTIs)

## Wholesale Business Growth
- Develop and expand our wholesale fuel distribution business

## Acquisitive Growth
- Grow our business in existing and new geographic locations through acquisitions

## Merchandise Profit Growth
- Develop our convenience store brands and maximize merchandise gross profit margin

## Benefits from CrossAmerica:

- Provides access to the master limited partnership ("MLP") capital markets to provide efficient capital for our growth
- Significantly increases our wholesale fuel supply business as this is the primary business of CrossAmerica
- Provides additional business development expertise to assist us in implementing our acquisition strategy
- Affords access to multiple fuel supply relationships with major integrated energy companies, helping diversify our available fuel supply
- Creates a "sponsored MLP" relationship whereby certain CST assets, such as its U.S. Retail wholesale fuel supply business and NTI real property assets, can be dropped down (sold) to CrossAmerica for cash and/or limited partner equity consideration

CST CAP CROSSAMERICA PARTNERS L. P. 6 Our Value Creation SELLS CAP INVESTS CST RENT PAYMENTS NEW STORES

CST CAP CROSSAMERICA PARTNERS L. P. 7 Organic Growth CST New-To-Industry (NTI) and Raze and Rebuild (R&R) Growth • MLP providing capital to fund high-return growth • US NTIs constructed 2008-2013 – 48 stores – $229 million in invested capital, inclusive of land – $101 million in EBITDA, through 12/31/14 • NTIs are generating EBITDA ROI > 15% 2009 2010 2011 2012 2013 2014 2015* Totals Canada R&R 2 3 5 2 2 3 3 20 Canada NTI 3 2 3 5 7 10 11 41 U.S. R&R 0 1 1 2 4 3 3 14 U.S. NTI 4 7 6 11 15 28 38 109 * 2015 NTIs reflect the mid-point of current guidance, 35-40 stores in US and 10-12 stores in Canada

8

CST

CAP CROSSAMERICA PARTNERS L.P.

# Acquisitive Growth

| nice n easy GROCERY SHOPPES | CORNER STORE (From Landmark Industries) | FREEDOM Valu Centers |
|---|---|---|
| 32 Company Operated<br>45 Franchisees | 22 Company Operated | 64 Company Operated |
| Central New York | San Antonio & Austin | Upper Midwest (MN, WI, SD, MI) |
| Nice N Easy (26) / Sunoco (6) | Shell | Freedom Valu / SuperAmerica |
| Nov 1, 2014 close date | Jan 8, 2015 close date | Feb 16, 2015 close date |
| CST/CAPL Asset Purchases | CST/CAPL Asset Purchases | CAPL Stock Purchase |
| Rationale | Rationale | Rationale |
| • Industry leader in food service and grocery sales<br>• Opportunity to learn and leverage across networks<br>• Successful franchise business | • Immediate synergy recognition in home market<br>• Supplied by our local Distribution Center<br>• New fuel brand opportunity<br>• Re-branded Corner Store | • Over 90% owned locations<br>• Located in growing market<br>• Unbranded fuel<br>• Large stores with inside sales growth opportunity<br>• Loyalty/credit card program |

Operational & Food Expertise

Centralized Accounting & Other Support Areas

Buying Power and Vendor Support

Private Label Products

Grow Cash Flow at CrossAmerica

And More…

9

CROSSAMERICA PARTNERS L.P.

# Wholesale Business Growth

## Benefits of Wholesale Fuels Business

- Predominantly "fixed" rate wholesale fuel margins
- Limited exposure to commodity risk
- Stable cash flow from real estate rental income
- Consolidating industry is creating opportunity

## Competitive Strengths of CrossAmerica

- Prime real estate locations
- Long-term relationships with major oil companies and refiners
- Financial flexibility to pursue acquisitions
- Track record of acquiring and integrating
- Extensive industry experience
- Relationship with CST

## CrossAmerica Wholesale Dealers


782
812
1074
1160
2012
2013
2014
2015 YTD

Before the CrossAmerica transaction, CST wholesale distributed to 4 dealer locations

10

CST

CROSSAMERICA PARTNERS L.P.

# Merchandise Profit Growth

- US merchandise sales per store are up 5% from 2012
- Sales per store are up despite lower fuel volume as we drive for fuel margin gross profit improvement
- Testing grocery concepts in San Antonio

Grow inside sales by expanding offerings and driving traffic

- US merchandise gross profit is up 10% from 2012, despite lower store count
- Food sales growing at a faster rate than overall merchandise
- Expanding branded food programs
- Nice N Easy acquisition

Focus on higher margin food category to expand merchandise gross profit

- Opened 3x larger new Corner Store Distribution Center in 1Q15
- Servicing 22 stores acquired from Landmark Industries

Improve distribution capabilities to support organic and acquisitive growth


CHEESE BALLS
SPORT
cola


CIBOLO
MOUNTAIN

EASY STREET BAKERY


Coca-Cola

CST CAP CROSSAMERICA PARTNERS L. P. 11 CST Key Metrics 2014 U.S. Retail Key Metrics (USD) Metrics 2014 2013 Core Stores (EOP) 989 1,036 Gross Profit (mm) 2014 2013 Motor Fuel Gallons (PSPD) 4,901 4,997 Motor Fuel $383 $262 Motor Fuel CPG (net of CC) 20.1¢ 14.0¢ Merchandise $405 $382 Merchandise Sales (PSPD) $3,508 $3,382 Other $56 $55 Merchandise Margin* (net of CC) 30.3% 29.8% Canadian Retail Key Metrics (CAD) Metrics 2014 2013 Total Retail Stores (EOP) 861 846 Motor Fuel Gallons (PSPD) 3,230 3,298 Gross Profit (mm) 2014 2013 Motor Fuel CPG (net of CC) 26.5¢ 24.5¢ Motor Fuel $266 $250 Company Operated Stores (EOP) 293 272 Merchandise* $76 $74 Merchandise Sales (PSPD) $2,733 $2,741 Other $92 $87 Merchandise Margin* (net of CC) 27.3% 27.9% * Merchandise margin excludes other revenue margin

12 CST CAP CROSSAMERICA PARTNERS L. P. CST Key Metrics 2014 CrossAmerica Key Metrics (USD) Metrics 2014 2013 Total Revenues from fuel sales (mm) $2.6 $1.9 Site Count 1,074 812 Gross Profit (mm) 2014 2013 Wholesale gallons distributed (mm) 888 638 Motor Fuel $69 $44 Wholesale margin cents per gallon 6.8¢ 6.9¢ Merchandise $18 - Wholesale fuel gross profit (mm) $60.6 $43.9 Other (rental income) $45 $43 Distributions per unit (4Q rate) $0.5425 $0.5125 CST Consolidated Key Metrics (USD) Brands CST CrossAmerica Partners Combined CST/CAPL Gross Profit (mm)* 2014 2013 2014 Annual Revenues (b) $12.1 $0.6 $12.7 Motor Fuel $645 $504 Annual Fuel Gallons (b) 2.9 0.2 3.1 Merchandise $481 $454 Total Co-op/Dealer Sites 1,882 1,074 2,956 Network Footprint (U.S. states Other $150 $139 16 16 32 and Canadian provinces) * Only includes CrossAmerica since October 1, 2014

13 CST CAP CROSSAMERICA PARTNERS L. P. CST Delight More Customers Everyday

14 CST CAP CROSSAMERICA PARTNERS L. P. Appendix

15 CST CAP CROSSAMERICA PARTNERS L. P. CST/CrossAmerica Relationship on October 1, 2014 CST Brands, Inc. NYSE: CST 100% 100% 100% Ownership Ownership Ownership 100% Interest Interest Interest Ownership Interest Canadian Joseph V. Topper U.S. Retail Public Unitholders Retail & Affiliates 100% Ownership 64% Limited 36% Limited Interest Partner Partner 0% Economic Interest Interest Interest CrossAmerica Partners LP NYSE: CAPL Operating Subsidiaries CST

16

# U.S. Retail


Fuel Suppliers
Merchandise Suppliers
Wholesale fuel Business
Effective January 1, 2015, CrossAmerica owns 5% of this business.
Company Operated Convenience Stores
U.S. Retail

On January 1, 2015, we closed on our first drop down of fuel supply equity interests to CrossAmerica. CrossAmerica purchased a 5% limited partner interest in CST Fuel in exchange for consideration of approximately $60 million (valued at the closing unit price on December 31, 2014), paid in 1.5 million common units representing limited partner interests in CrossAmerica.

CST CAP CROSSAMERICA PARTNERS L. P. 17 Canadian Retail Fuel Suppliers Merchandise Suppliers Wholesale fuel Business Operated Commission/Agent Heating Oil Cardlock Sites Convenience Sites Operations Stores Canadian Retail

CST CAP CROSSAMERICA PARTNERS L. P. 18 CrossAmerica Fuel Suppliers Independent Grocery Suppliers Wholesale Fuel Business Independent Affiliated Commission Non-Core U.S. Retail Sub-Lessee Dealers Dealers Dealers Agents Company Operated Segment Wholesalers Convenience Stores Real Estate Business CrossAmerica

CST CAP CROSSAMERICA PARTNERS L. P. 19 Financial Metrics – U.S. Retail U.S. Fuel Volume and CPG Margin (net) U.S. Merchandise & Other Sales and Margin % (Gallons per store per day) $0.201 (Sales per store per day) 33.4% 33.5% 33.8% 32.6% $0.147 32.0% $0.131 $0.139 $0.126 $3,533 $3,673 $3,479 $3,510 $3,509 5,086 5,059 5,083 4,997 4,901 2010 2011 2012 2013 2014 2010 2011 2012 2013 2014 Fuel Volume Fuel Margin Merch. & Other Sales Merch. & Other Gross Margin Note: Fuel margins are net of credit card fees, and prior years are adjusted for commercial agreements. Note: Merchandise & Other Sales includes all non-fuel sales and are before credit card fees. Other Category Sales only include net revenue earned. U.S. Merchandise Category Sales U.S. Other Category Sales 2014 2014 Legacy Stores NTI Stores Legacy Stores NTI Stores 9% 5% 2% 19% 20% 14% 19% 12% 30% 15% 30% 14% 11% 18% 18% 23% 18% 15% 17% 27% 47% 17% Cigarettes Alcohol Beverages ATM Lottery Car Wash Miscellaneous Money Orders Miscellaneous Snacks/Gum/Candy Food Service Note: Other Category Sales only include net revenue earned.

CST CAP CROSSAMERICA PARTNERS L. P. 20 Financial Metrics – Canadian Retail Canada Fuel Volume and CPG Margin (net) Canada Merchandise & Other Sales and Margin % (Gallons per store per day) $0.263 (Sales per store per day, CAD$) $0.229 $0.233 $0.238 $0.240 34.4% 33.8% 33.7% 32.2% 31.8% 3,223 3,320 3,340 3,298 3,230 $2,971 $2,970 $2,922 $2,906 $2,910 2010 2011 2012 2013 2014 2010 2011 2012 2013 2014 Fuel Volume Fuel Margin Merch. & Other Sales Merch. & Other Gross Margin Note: Cardlock Fuel margins motor are fuel net sales, of credit and card have fees, been prior adjusted years to are remove adjusted the for effects commercial of LIFO. agreements, include Note: Merchandise & Other Sales includes all non-fuel sales in company operated retail locations, and are before credit card fees. Other Category Sales only include net revenue earned. Canada Merchandise Category Sales Canada Other Category Sales 2014 2014 Legacy Stores NTI Stores Legacy Stores NTI Stores 9% 1% 10% 9% 8% 26% 19% 15% 9% 19% 12% 50% 46% 12% 10% 12% 11% 11% 46% 65% Cigarettes Alcohol Beverages ATM Lottery Car Wash Miscellaneous Miscellaneous Snacks/Gum/Candy Food Service Note: Other Category Sales only include net revenue earned.

CST CAP CROSSAMERICA PARTNERS L. P. 21 Financial Metrics – CrossAmerica Wholesale Gallons Distributed (in millions) Wholesale Margin per Gallon (in cents) 906 $0.08 606 638 $0.07 $0.07 2012 2013 2014 Pro-Forma 2012 2013 2014 Dollar Value of 3rd Party Acquisitions (in millions) Fuel Supplied by Brand 13% ExxonMobil 37% BP $157 22% $74 Motiva (Shell) $58 Other 2012 2013 2014 28%

CST CAP CROSSAMERICA PARTNERS L. P. 22 Incentive Distribution Rights If cash distributions to our unitholders exceed $0.5031 per unit in any quarter, CrossAmerica unitholders and the incentive distribution rights will receive distributions according to the following percentage allocations: Total Quarterly Distribution per Marginal Percentage Common and Subordinated Unit Interest in Distribution Target Amount Unitholders IDRs above $0.5031 up to $0.5469 85% 15% above $0.5469 up to $0.6563 75% 25% above $0.6563 50% 50% Additional Information: • $0.5031 on an annual basis = $2.01 • $0.5469 on an annual basis = $2.19 • $0.6563 on an annual basis = $2.63 • Q4 2014 Dividend = $0.5325, on an annual basis = $2.13

CST CAP CROSSAMERICA PARTNERS L. P. 23 Successful New Store (NTI) Growth • Developed a new store format to meet the growing needs of the growing convenience store consumer and emphasize higher margin offerings • Goals of the new format: – Develop an open, attractive, modern store that appeals to wide demographics – Significantly expand food offering – Provide large refreshment presentation – Highlight private label offerings – Expand parking – Attractive exterior, allowing us to meet aesthetic requirements of any community – Quality built for sustainability and growth – 3 year ramp up with average > 15% returns U.S. NTIs Canada NTIs • 4,650 or 5,650 sq ft design • 3,000 sq ft design • Land investments have averaged • Land investments have averaged $1 - $1.5 million $1 - $1.3 million • averaged Construction $3 - Investments $5 million have • averaged Construction $3 - Investments $4 million have averaged $3 - $4 million